Summary of Significant Accounting Policies and Significant Concentrations and Risks (Details 3) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Cash and cash equivalents	¥ 291,845	$ 42,447	¥ 378,054	¥ 506,642
Restricted cash	312,536	45,456	342,687	361,797
Total	¥ 604,381	$ 87,903	¥ 720,741	¥ 868,439